EXHIBIT 21

Subsidiaries of The Dow Chemical Company
At December 31, 2004

	Location*	% Ownership
The Dow Chemical Company	Delaware
Arabian Chemical Company (Polystyrene) Limited(1)	Saudi Arabia	50
Arabian Chemical Company (Latex) Ltd.(1)	Saudi Arabia	50
Arakawa Europe GmbH	Germany	60
AVC Holdings Inc.(42)	Delaware	9
Buildscape LLC	Delaware	100
CanStates Holdings, Inc.	Oklahoma	100
ANGUS Chemical Company	Delaware	100
CD Polymers Inc.	Delaware	100
Cargill Dow LLC(1)	Delaware	50
Centen Ag Inc.	Delaware	100
Dow AgroSciences LLC(11)	Delaware	39
Mycogen Corporation(19)	California	12
Chemars Inc.	Delaware	100
Chemars III LLC	Delaware	100
DC Partnership Management Inc.	Delaware	100
DowBrands L.P.(6)	Delaware	42
DCOMCO, Inc.	Delaware	100
Denmerco Inc.	Delaware	100
DW Dexco Investment LLC	Delaware	100
Dexco Polymers L.P.(29)(1)	Texas	49
Dexco Polymers Operating Company LLC(1)	Texas	50
Dexco Polymers L.P.(29)(1)	Texas	1
Diamond Capital Management Inc.	Delaware	100
DMM Financial LLC	Delaware	100
MTD Pipeline LLC(1)	Delaware	50
Dofinco, Inc.	Delaware	100
Dow Centroamerica, Sociedad Anonima	Costa Rica	100
Dow Chemical (Australia) Limited	Australia	100
Dow Australia Superannuation Fund A Pty Limited	Australia	100
Polystyrene Australia Pty Ltd(1)	Australia	50
Dow Chemical Canada Inc.(22)	Canada	89
Dow BioProducts Ltd.	Canada	100
DowBrands Canada Inc.	Canada	100
3813991 Canada Inc.	Canada	100
Emerald Financial SrL	Barbados	100
Modeland International Holdings Inc.(35)	Barbados	59
Dow Brasil S.A.	Brazil	100
Branco Dow Compostos de Engenharia S.A.	Brazil	100
Cambricos de Uruguay S.A.	Uruguay	100
Companhia Alcoolquimica Nacional	Brazil	95
Dopec Industria E Comercio Ltda.	Brazil	100
Dow Especialidades Quimicas Ltda.	Brazil	100
Dow Participacoes Ltda.	Brazil	100
Dow Brasil Nordeste Ltda.	Brazil	100

EDN-Distribuidora do Nordeste Ltda.	Brazil	100
EDN-Poliestireno do sul Limitada	Brazil	100
Keytil Sociedad Anonima	Uruguay	100
Essex Specialty Products, Inc., Canada	Canada	100
Fort Saskatchewan Ethylene Storage Limited Partnership(1)(17)	Canada	49
H-D Tech Inc.(1)	Canada	50
MEGlobal Canada Inc(1)	Canada	50
Petromont and Company Limited Partnership(1)	Canada	50
Petromont Inc.(1)	Canada	50
Pipeline Petromont Enr.(1)	Canada	50
Dow Chemical (China) Investment Company Limited	China	100
Dow Chemical (Shanghai) Company Limited	China	100
Dow Chemical (Zhangjiagang) Co., Ltd.(16)	China	10
Dow S/B Latex (Zhangjiagang) Co. Ltd.(15)	China	31
Guangdong Zhongshan Amerchol Specialty Chemicals	China	90
SAL Petrochemical (Zhangjiagang) Company Limited(1)(18)	China	10
Dow Chemical Delaware Corp.	Delaware	100
Chemtech II L.P.(8)	Delaware	72
Chemtech Portfolio Inc.(13)	Texas	33
Chemtech Portfolio II Inc.	Michigan	100
Dow Chemical (Hong Kong) Limited	Hong Kong	100
Dow Chemical International Ltd.	Delaware	100
Dow Chemical Thailand Ltd.	Thailand	100
Dow International Holdings General Partnership(30)	Bermuda	1
Hobbes Capital S.A.(28)	Luxembourg	49
Petroquimica-Dow S.A. (Petrodow)	Chile	100
Dow Chemical Japan Limited(10)	Japan	89
Dow Chemical Korea Limited	Korea	100
Dow Chemical (NZ) Limited	New Zealand	100
Dow Chemical Pacific Limited	Hong Kong	100
Ulsan Pacific Chemical Corporation(14)	Korea	80
Dow Chemical Pacific (Singapore) Private Limited	Singapore	100
Dow Chemical (Guangzhou) Company Limited	China	100
Dow Chemical International Pvt. Ltd.(41)	India	99
Dow Chemical (Malaysia) Sdn. Bhd.	Malaysia	100
Dow Financial Holdings Singapore Pte Ltd.	Singapore	100
Dow Chemical (Zhangjiagang) Co., Ltd.(16)	China	90
Dow S/B Latex (Zhangjiagang) Co. Ltd.(15)	China	69
SAL Petrochemical (Zhangjiagang) Company Limited(1)(18)	China	40
G.Z. Holdings Pte. Ltd.	Singapore	100
PT Dow Chemical Indonesia(23)	Indonesia	15
S.H.A. Holdings Pte. Ltd.	Singapore	100
Dow Chemical (Singapore) Private Limited	Singapore	100
Dow Chemical International Pvt. Ltd.(41)	India	1
Dow Chemical Taiwan Limited	Taiwan	100
Dow Chemical Telecommunications Corp.	Delaware	100
Dow Credit Corporation	Delaware	100

Dow Customs & Trade Inc.	Delaware	100
Dow Deutschland Inc.	Delaware/Germany	100
Dow Chemical Inter-American Limited	Delaware	100
Dow Quimica de Colombia S.A.(5)	Colombia	10
Dow Engineering Company	Delaware	100
Dow Engineering, Inc.	Michigan	100
Dow Environmental Inc.	Delaware	100
Dow Financial Holdings Inc.	Delaware	100
Dow Holdings Inc.	Delaware	100
Dow Corning Corporation(1)	Michigan	50
Dow Hydrocarbons and Resources Inc.	Delaware	100
Cayuse Pipeline, Inc.	Texas	100
Dow Intrastate Gas Company	Louisiana	100
Dow Pipeline Company	Texas	100
K/D/S Promix, LLC(1)	Texas	50
Midland Pipeline Corp.	Delaware	100
Fort Saskatchewan Ethylene Storage Corporation(1)	Canada	50
Fort Saskatchewan Ethylene Storage Limited Partnership(1)(17)	Canada	1
DowBrands L.P.(6)	Delaware	58
Dow Financial Services Inc.	Delaware	100
Dow Global Technologies Inc.	Delaware	100
Chemtech Portfolio Inc.(13)	Texas	67
AVC Holdings Inc.(42)	Delaware	91
Dow International B.V.	Netherlands	100
Dow International Financial Services	Ireland	100
Dow Capital Public Limited Company	Ireland	100
Dow International Holdings Company(34)	Delaware	82
Dow International Holdings S.A.	Switzerland	100
Dow International Holdings General Partnership(30)	Bermuda	99
Dow Europe Holding B.V.	Netherlands	100
ConSecFin B.V.	Netherlands	100
Dow Austria GmbH	Austria	100
Dow Belgium B.V.B.A	Belgium	100
Dow Benelux B.V.	Netherlands	100
Dow Netwerk B.V.	Netherlands	100
Emergo Finance C.V.(1)	Netherlands	50
Inkoopcombinatie ELSTA V.O.F.(1)	Netherlands	50
Polyol Belgium B.V.B.A.(12)	Belgium	99
Rofan Automation and Information Systems B.V.	Netherlands	100
Terneuzen EPE Train 3 B.V.	Netherlands	100
EPE Train 3 Finance C.V.(1)	Netherlands	50
Terneuzen Partnership Services B.V.	Netherlands	100
Valuepark Terneuzen CV(1)(40)	Netherlands	10
Valuepark Terneuzen Beheer BV(1)	Netherlands	50
Valuepark Terneuzen CV(1)(40)	Netherlands	80
Dow Chemical Company Limited	United Kingdom	100
Dow Automotive (UK) Limited	United Kingdom	100
Cromarty Petroleum Company Limited(1)	United Kingdom	50
Dow Chemical Iberica S.L.	Spain	100

Transformadora de Etileno AIE(1)	Spain	50
Dow Chemical OOO	Russia	100
Dow Deutschland Beteiligungsgesellschaft mbH	Germany	100
Dow Deutschland GmbH & Co. OHG(9)	Germany	1
Dow Deutschland GmbH	Germany	100
Dow Deutschland GmbH & Co. OHG(9)	Germany	1
Dow Europe GmbH	Switzerland	100
Advanced Design Concepts GmbH(1)	Germany	50
Dolpa S.a.r.l.	Luxembourg	100
Dow International Service Center B.V.B.A(21)	Belgium	99
Dow Automotive Romania S.A.	Romania	51
Dow Automotive South Africa (Pty) Ltd.	South Africa	100
Dow Europe Finance 1 BV	Netherlands	100
Dow Export GmbH	Switzerland	100
Dow Mideast Systems (JSC)(2)	Egypt	1
Rovec SAS	France	100
Dow Automotive (Espana) S.L.	Spain	100
Dow Automotive France SAS	France	100
Sound Alliance GmbH	Switzerland	60
Dow France S.A.S.	France	100
Dow Hellas A.E.	Greece	100
Dow Hungary Kft.(36)	Hungary	99
Dow InterBranch B.V.	Netherlands	100
Dow Danmark A/S	Denmark	100
Dow Hungary Kft.(36)	Hungary	1
Dow International Service Center B.V.B.A(21)	Belgium	1
Dow Mideast Systems (JSC)(2)	Egypt	1
Dow Norge A/S	Norway	100
Dow Turkiye Kimya Sanayi ve Ticaret Ltd Sti(3)	Turkey	1
Dow Zwijndrecht N.V.(31)	Belgium	1
Esti Chem A/S	Denmark	100
Dow Italia S.r.l.	Italy	100
Dow Poliuretani Italia s.r.l	Italy	100
Epoxital S.R.L.	Italy	100
Dow Mideast Systems (JSC)(2)	Egypt	98
Dow Olefinverbund GmbH	Germany	100
ANGUS Chemie GmbH	Germany	100
BSL Pipeline Gesellschaft mbH & Co. KG	Germany	80
BSL Pipeline Verwaltungsgesellschaft mbH	Germany	80
Dow AgroSciences GmbH	Germany	100
Dow Automotive (Deutschland) GmbH	Germany	100
Dow Deutschland GmbH & Co. OHG(9)	Germany	98
Safechem Europe GmbH	Germany	100
Dow Polska Sp.z.o.o.	Poland	100
Dow Portugal – Produtos Quimicos, Unipessoal, Lda.	Portugal	100
Dow Southern Africa (Pty) Ltd.	South Africa	100
Dow Suomi OY	Finland	100
Dow Sverige AB	Sweden	100
Dow Turkiye Kimya Sanayi ve Ticaret Ltd Sti(3)	Turkey	99

Dow Zwijndrecht N.V.(31)	Belgium	99
Dow (Wilton) Limited	United Kingdom	100
Ginger B.V.(1)	Netherlands	50
Haltermann B.V.B.A.	Belgium	100
MEGlobal B.V.(1)	Netherlands	50
Oman Petrochemical Industries Company LLC(1)	Oman	50
Pacific Epoxy Company Ltd.	Korea	80
Polyol Belgium B.V.B.A.(12)	Belgium	1
Dow Internacional Mexicana S.A. de C.V.	Mexico	100
Dow Investment Argentina S.A.(43)	Argentina	97
PBBPolisur S.A.	Argentina	72
Dow Kakoh Kabushiki Kaisha	Japan	65
Dow Quimica Argentina S.A.(32)	Argentina	87
Dow Quimica Chilena S.A.(33)	Chile	89
Dow Quimica de Colombia S.A.(5)	Colombia	90
Dow Quimica Latin America S.A.	Uruguay	100
Dow Quimica Mexicana S.A. de C.V.(26)	Mexico	85
Plantas Industriales Asociadas C.A. (In liquidation)	Ecuador	100
Dow South Africa Holdings (Pty.) Ltd.	South Africa	100
Sentrachem Limited	South Africa	100
Chrome International South Africa (Pty) Limited(1)	South Africa	50
Cisvaal (Proprietary) Limited	South Africa	100
Jakkalsbessie Beleggings (EDMS) Bpk.	South Africa	100
Minchem International Inc.	South Africa	100
South African Polymer Holdings (PTY) Ltd.	South Africa	100
Dow Trading PRC Inc.	Delaware	100
Dow Trading S.A.	Switzerland	100
Dow Trent Limited	United Kingdom	100
Dow UK Limited	United Kingdom	100
Haltermann Limited	United Kingdom	100
Ascot Holdings Limited	United Kingdom	100
Marclay Limited	United Kingdom	100
Ascot International Management Limited	United Kingdom	100
Ascot Limited	United Kingdom	100
Ascot Investments Limited	United Kingdom	100
Ascot Chemicals Limited	United Kingdom	100
Mitchell Cotts Chemicals Limited	United Kingdom	100
Suter Ash Limited	United Kingdom	100
Ascot Management Services Limited	United Kingdom	100
Ascot Corporate Directors Limited (In liquidation)	United Kingdom	100
Haltermann Pension Trustees Limited	United Kingdom	100
Ascot Nominees Limited (In liquidation)	United Kingdom	100
Ascot Quest Trustee Limited (In liquidation)	United Kingdom	100
Ascot Real Estate Limited	United Kingdom	100
Chirotech Technology Limited	United Kingdom	100
Ellesmere Port Properties Limited	United Kingdom	100
Lynshield Limited(1)	United Kingdom	50
Suter Equipment Limited	United Kingdom	100
Suter Limited	United Kingdom	100
Ascot Commercial Limited (In liquidation)	United Kingdom	100

Ascot Group Finance Limited	United Kingdom	100
St. Vincent's Limited	United Kingdom	100
Ascot Overseas Ltd.	United Kingdom	100
Chemoxy International Limited	United Kingdom	100
Jolly No. 2 Limited	United Kingdom	100
Dow Venezuela, C.A.(7)	Venezuela	36
DowBrands Inc.(20)	Delaware	79
DSL Holdings Inc.	Delaware	100
Dow Reichhold Specialty Latex LLC(1)	Delaware	50
Equipolymers B.V.(1)	Netherlands	50
Essex Chemical Corporation	New Jersey	100
Essex Specialty Products LLC	New Jersey	100
American Mortell Corporation	Texas	100
Mortell Company	Delaware	100
Anabond Essex India Private Limited(1)	India	50
Dow International Holdings Company(34)	Delaware	11
Dow Investment Argentina S.A.(43)	Argentina	3
Essex de Hermosillo, S.A. DE C.V.	Mexico	100
Sound Alliance LLC	Delaware	60
Wuhan Essex Chemical Co., Ltd.	China	51
Etoxilados del Plata S.A.	Argentina	100
FilmTec Corporation	Delaware	100
Flexible Products Company	Georgia	100
Flexible Products Company of Canada, Inc	Canada	100
Forbanco Inc.	Delaware	100
GBRP, L.L.C.	Louisiana	94
General Latex and Chemical Corporation	Massachusetts	100
General Latex and Chemical Corporation (of Ga.)	Georgia	100
General Latex and Chemical Corporation (of N.C.)	North Carolina	100
General Latex and Chemical Corporation (of Ohio)	Ohio	100
General Latex Canada Inc.	Canada	100
Great Western Pipeline Company, Inc.	California	100
Ifco Inc.	Delaware	100
Chemtech II L.P.(8)	Delaware	5
Ion Holdings LLC(25)	Delaware	60
Ion Investments S.a.r.l.	Luxembourg	100
Tornado Finance V.O.F.	Netherlands	60
Intarsia Corporation	Delaware	99
iVenturi, Inc.	Delaware	54
Joliet Marine Terminal Trust Estate(1)	Illinois	50
Liana Limited	Delaware	100
Dorinco Insurance (Ireland) Limited	Ireland	100
Dorinco Reinsurance Company	Michigan	100
Dorintal Reinsurance Limited	Bermuda	100
Timber Insurance Limited	Bermuda	100
LG Dow Polycarbonate Limited(1)	Korea	50
Neolytica, Inc.	Delaware	100
PT Dow Chemical Indonesia(23)	Indonesia	85
P.T. Dow AgroSciences Indonesia(39)	Indonesia	1
Productos Quimicos Peruanos S.A.(37)	Peru	91

Proresin Inc.	Delaware	100
Haltermann Incorporated	Texas	100
Johann Haltermann Ltd.(38)	Texas	1
Johann Haltermann Ltd.(38)	Texas	99
Raven Group Ltd.	Delaware	100
RavenWorks Ltd.	Delaware	90
Rofan Services Inc.	Delaware	100
DH Compounding Company(1)	Delaware	50
Dow AgroSciences LLC(11)	Delaware	10
Ion Holdings LLC(25)	Delaware	40
Mycogen Corporation(19)	California	88
Dow AgroSciences LLC(11)	Delaware	51
Alsan Research(1)	Iowa	50
Bayer DAS (Private) Limited(1)	Pakistan	50
DERe Insurance Company	Vermont	100
Dintec Agrichemicals LLC(1)	Delaware	50
Dow AgroSciences Agricultural Products Limited	Mauritius	100
DE-NOCIL Crop Protection Limited	India	76
Dow AgroSciences B.V.	Netherlands	100
Ambito DAS S.A.(1)	Argentina	50
Chaco DAS S.A.(1)	Argentina	50
Costa Galana DAS SA(1)	Argentina	50
DAS Ihara K.K.(1)	Japan	50
Daser Agro SA(1)	Argentina	50
Desab S.A.(1)	Argentina	50
Dintec Agroquimica Produtos Quimicos, Lda.	Portugal	66
Distribuidora de Agroquimicos del Sureste de la Republica S.A. de C.V.(1)	Mexico	50
Dow AgroSciences (Malaysia) Sdn Bhd	Malaysia	100
Dow AgroSciences (NZ) Limited	New Zealand	100
Dow AgroSciences A.S.	Turkey	100
Dow AgroSciences Argentina S.A.(27)	Argentina	89
Corporacion de Inversiones Frutihorticolas S.A.	Argentina	100
Dow AgroSciences Asia Sdn. Bhd.	Malaysia	100
Dow AgroSciences Australia Limited	Australia	100
Dow AgroSciences Bolivia S.A.	Bolivia	100
Dow AgroSciences Canada Inc.	Canada	100
Dow AgroSciences Chile S.A.	Chile	100
Dow AgroSciences S.A. Costa Rica	Costa Rica	100
Dow AgroSciences Danmark A/S	Denmark	100
Dow AgroSciences de Colombia S.A.	Colombia	100
Dow AgroSciences de Mexico S.A. de C.V.	Mexico	100
Dow AgroSciences Export S.A.S.	France	100
Dow AgroSciences Guatemala S.A.	Guatemala	100
Dow AgroSciences Iberica S.A.	Spain	100
Dow AgroSciences Industrial Ltda.	Brazil	100
Dow AgroSciences Limited	United Kingdom	100
Dow AgroSciences Pacific Limited	Hong Kong	100
Dow AgroSciences Paraguay S.A.	Paraguay	100
Dow AgroSciences Polska Sp z.o.o.	Poland	100

Dow AgroSciences Hungary KFT(24)	Hungary	1
Dow AgroSciences S.A.S.	France	100
Dow AgroSciences Distribution S.A.S.	France	100
Dow AgroSciences s.r.o.	Czech Republic	100
Dow AgroSciences Sverige A/B	Sweden	100
Dow AgroSciences Taiwan Ltd.	Taiwan	100
Dow AgroSciences Technology GmbH	Switzerland	100
Dow AgroSciences Switzerland S.A.	Switzerland	100
Dow AgroSciences Hungary KFT(24)	Hungary	99
Pytech Chemicals GmbH(1)	Switzerland	50
Dow AgroSciences Uruguay S.A.	Uruguay	100
Dow AgroSciences Vertriebsgesellschaft mbH	Austria	100
Dow Chemical Japan Limited(10)	Japan	11
AgroPartners Corporation	Japan	53
Dow Venezuela, C.A.(7)	Venezuela	54
Fedea S.A.(1)	Argentina	50
I.C.R. – Intermedi Chimici Ravenna s.r.l.(1)	Italy	50
JV Agro S.A.(1)	Argentina	50
P.T. Dow AgroSciences Indonesia(39)	Indonesia	99
Pentec – Produtos Quimicos, Lda.(1)	Portugal	50
Rindes y Cultivos – DAS S.A.(1)	Argentina	50
Ubajay-DAS S.A.(1)	Argentina	50
Zoo-Agro de Venezuela, C.A.(1)	Venezuela	50
Dow AgroSciences Barbados Limited	Barbados	100
Dow AgroSciences China Ltd.	Delaware	100
Dow AgroSciences International Ltd.	Delaware	100
Dow AgroSciences (Thailand) Limited	Thailand	100
Dow AgroSciences Southern Africa (Proprietary) Limited	South Africa	100
Sanachem (Zimbabwe) (Pvt) Ltd	Zimbabwe	100
DowBrands Inc.(20)	Delaware	21
OCI DAS Co., Ltd.(1)	Korea	50
DAS Agricultural Investment Holding Company Ltd.	Mauritius	100
Nantong DAS Chemical Co., Ltd.	China	82
Mycogen Crop Protection, Inc.	California	100
Mycogen Far East Asia Corporation	California	100
Mycogen S.A. de C.V.(4)	Mexico	99
Parasitix Corporation	California	100
Mycogen Plant Science, Inc.	Delaware	100
Agrigenetics, Inc.	Delaware	100
Agrigenetics Molokai LLC	Hawaii	100
Dow AgroSciences Argentina S.A.(27)	Argentina	11
Mycogen Canada Inc.	Canada	100
Mycogen Seeds-Puerto Rico Corporation	Delaware	100
Mycogen S.A. de C.V.(4)	Mexico	1
Mycosub/BA, Inc.	Delaware	100
Mycosub/BH, Inc.	Delaware	100
Phytogen Seed Company, LLC	Delaware	54
Wenben Inc.	Delaware	100
Dupont Dow Elastomers L.L.C.(1)	Delaware	50

Scotdril Midland Inc.	Michigan	100
Sentrachem US, Inc.	Delaware	100
Hampshire Holdings, Inc.	Delaware	100
Hampshire Chemical Corp.	Delaware	100
Styron Asia Limited(1)	Hong Kong	50
Sumitomo Dow Limited.(1)	Japan	50
TCM Technologies Inc.	Delaware	100
Texas LNG Holdings LLC	Delaware	100
Ulsan Pacific Chemical Corporation(14)	Korea	20
Union Carbide Corporation	New York	100
Amerchol Corporation	Delaware	100
American Acetyls(1)	Connecticut	50
Benefit Capital Management Corporation	Delaware	100
Calidria Corporation	Delaware	100
Carbide Chemical (Thailand) Limited	Thailand	100
Excellent Quality (Thailand) Company Limited	Thailand	100
Catalysts, Absorbents & Process Systems, Inc.	Maryland	100
UOP LLC(1)	Delaware	50
Chemicals Marine Fleet, Inc.	Delaware	100
Dow Chemical Canada Inc.(22)	Canada	11
Dow International Holdings Company(34)	Delaware	7
Dow Quimica Argentina S.A.(32)	Argentina	12
Dow Quimica Mexicana S.A. de C.V.(26)	Mexico	15
Dow Venezuela, C.A.(7)	Venezuela	10
EQUATE Marketing Company E.C.(1)	Bahrain	50
GlenGate Insurance Brokers Limited	Ireland	100
Global Industrial Corporation	New York	100
Industrias Carlisil, S.A.	Mexico	100
KTI Chemicals, Inc.	Delaware	100
Modeland International Holdings Inc.(35)	Barbados	41
Nippon Unicar Company Limited(1)	Japan	50
Optimal Chemicals (Malaysia) Sdn. Bhd.(1)	Malaysia	50
P.T. Union Carbide Indonesia	Indonesia	100
Seadrift Pipeline Corporation	Delaware	100
Servicios de Quimicos Agricolas, S. A.	Mexico	100
South Charleston Sewage Treatment Company	West Virginia	100
UCAR Emulsion Systems International, Inc.	Delaware	100
UCAR Emulsion Systems FZE	Dubai	100
UCAR Interam Inc.	Delaware	100
UCAR Louisiana Pipeline Company	Delaware	100
UCAR Pipeline Incorporated	Delaware	100
UCMG LLC	Delaware	100
Optimal Glycols (Malaysia) Sdn. Bhd.(1)	Malaysia	50
UC Finco Inc.	Delaware	100
Umetco Minerals Corporation	Delaware	100
Australia and New Zealand Exploration Company	Delaware	100
Blue Creek Coal Co, Inc.	Delaware	100
Predate Properties (Pty) Ltd.	South Africa	100
Umetco Minerals Exploration Corporation	Delaware	100
Union Carbide Asia Limited	Hong Kong	100

Shanghai Petrochemical Union Carbide Emulsion Systems Co, Ltd.	China	63
Union Carbide (Guangdong Zhongshan) Company Limited	China	75
Union Carbide Asia Pacific, Inc.	Delaware	100
Union Carbide Caribe LLC	Delaware	100
UCAR Resinas Caribe Inc.	Delaware	100
Union Carbide Chemicals & Plastics Technology Corporation	Delaware	100
Union Carbide Comercial Nicaragua, S.A.	Nicaragua	100
Union Carbide Customer Services Pte. Ltd.	Singapore	100
Union Carbide Ethylene Oxide/Glycol Company	Delaware	100
Union Carbide Finance Corporation	Delaware	100
Union Carbide Foreign Sales Corporation	Virgin Islands	100
Union Carbide Inter-America, Inc. (Delaware)	Delaware	100
Dow Quimica Chilena S.A.(33)	Chile	10
Productos Quimicos Peruanos S.A.(37)	Peru	9
Union Carbide Inter-America Inc.	New Jersey	100
Union Carbide Middle East Limited	Delaware	100
Union Carbide Pakistan (Private) Limited	Pakistan	60
Union Carbide Pan America, Inc.	Delaware	100
Dow Quimica Argentina S.A.(32)	Argentina	1
Dow Quimica Chilena S.A.(33)	Chile	1
Union Carbide Philippines (Far East), Inc.	Philippines	100
Union Carbide Polyolefins Development Company, Inc.	Delaware	100
Union Carbide South Africa (Proprietary) Limited	South Africa	100
Union Carbide Subsidiary C, Inc	Delaware	100
Univation Technologies, LLC(1)	Delaware	50
Union Carbide Subsidiary Q Inc.	Delaware	100
Union Carbide Wire & Cable Company, Inc.	Delaware	100
Union Polymers Sdn. Bhd.	Malaysia	60
UNISON Transformer Services, Inc.	Delaware	100
Westbridge Insurance Ltd.	Bermuda	100
World Ethanol Company(1)	Illinois	50
Warbler I LLC	Delaware	100
Yokkaichi MDI Limited(1)	Japan	50
Zhejiang Pacific Chemical Corporation	China	100

*
Location of incorporation or organization. Primary location of organization is reported for partnerships.

(1)
These companies are 50% owned, nonconsolidated affiliates of The Dow Chemical Company and are accounted for on the equity basis. Separate financial statements for these companies are not included in this Form 10-K. These companies are not controlled, directly or indirectly, by The Dow Chemical Company. Subsidiaries of these companies, if any, are not listed in this Exhibit 21.
(2)	The Dow Chemical Company effective ownership of Dow Mideast Systems (JSC) is 100% of which Dow Europe Holding B.V. owns 99.95%, Dow Europe GmbH owns 0.025% and Dow InterBranch B.V. owns 0.025%.
(3)	The Dow Chemical Company effective ownership of Dow Turkiye Kimya Sanayi ve Ticaret Ltd Sti is 100% of which Dow Europe Holding B.V. owns 99.87% and Dow InterBranch B.V. owns 0.13%.
(4)	The Dow Chemical Company effective ownership of Mycogen S.A. de C.V. is 100% of which Mycogen Crop Protection, Inc. owns 99% and Agrigenetics, Inc. owns 1%.
(5)	The Dow Chemical Company effective ownership of Dow Quimica de Colombia S.A. is 100% of which The Dow Chemical Company owns 90% and Dow Chemical Inter-American Limited owns 10%.
(6)	The Dow Chemical Company effective ownership of DowBrands L.P. is 100% of which Dow Financial Holdings Inc. owns 58% and DC Partnership Management Inc. owns 42%.
(7)	The Dow Chemical Company effective ownership of Dow Venezuela, C.A. is 100% of which The Dow Chemical Company owns 36.06%, Dow AgroSciences B. V. owns 53.84% and Union Carbide Corporation owns 10.1%.
(8)	The Dow Chemical Company effective ownership of Chemtech II L.P. is 77.61% of which Dow Chemical Delaware Corp. owns 72.46% and Ifco Inc. owns 5.15%.
(9)
The Dow Chemical Company effective ownership of Dow Deutschland GmbH & Co. OHG is 100% of which Dow Olefinverbund GmbH owns 98%, Dow Deutschland GmbH owns 1% and Dow Deutschland Beteiligungsgesellschaft mbH owns 1%.
(10)	The Dow Chemical Company effective ownership of Dow Chemical Japan Limited is 100% of which The Dow Chemical Company owns 89% and Dow AgroSciences B.V. owns 11%.
(11)	The Dow Chemical Company effective ownership of Dow AgroSciences LLC is 100% of which Rofan Services Inc. owns 10.09%, Centen Ag Inc. owns 38.91% and Mycogen Corporation owns 51%.
(12)	The Dow Chemical Company effective ownership of Polyol Belgium B.V.B.A. is 100% of which Dow Benelux B.V. owns 99.5% and Dow Europe Holding B.V. owns 0.5%.
(13)
The Dow Chemical Company effective ownership of Chemtech Portfolio Inc. is 92.57% of which Dow Global Technologies Inc. owns 66.82% and Chemtech II L.P. owns 33.18% (see Note 8 for Chemtech II L.P. to calculate The Dow Chemical Company effective ownership of 25.75%).
(14)	The Dow Chemical Company effective ownership of Ulsan Pacific Chemical Corporation is 100% of which Dow Chemical Pacific Limited owns 80% and The Dow Chemical Company owns 20%.
(15)
The Dow Chemical Company effective ownership of Dow S/B Latex (Zhangjiagang) Co. Ltd. is 100% of which Dow Chemical (China) Investment Company Limited owns 30.73% and Dow Financial Holdings Singapore Pte Ltd. owns 69.27%.

(16)
The Dow Chemical Company effective ownership of Dow Chemical (Zhangjiagang) Co., Ltd. is 100% of which Dow Chemical (China) Investment Company Limited owns 10% and Dow Financial Holdings Singapore Pte Ltd. owns 90%.
(17)
The Dow Chemical Company effective ownership of Fort Saskatchewan Ethylene Storage Limited Partnership is 50% of which Dow Chemical Canada Inc. owns 49.9% and Fort Saskatchewan Ethylene Storage Corporation owns 0.2%. (Midland Pipeline Corp. owns 50% of Fort Saskatchewan Ethylene Storage Corporation.)
(18)
The Dow Chemical Company effective ownership of SAL Petrochemical (Zhangjiagang) Company Limited is 50% of which Dow Chemical (China) Investment Company Limited owns 10% and Dow Financial Holdings Singapore Pte Ltd. owns 40%.
(19)	The Dow Chemical Company effective ownership of Mycogen Corporation is 100% of which Centen Ag Inc. owns 11.89% and Rofan Services Inc. owns 88.11%.
(20)	The Dow Chemical Company effective ownership of DowBrands Inc. is 100% of which Dow AgroSciences LLC owns 21% and The Dow Chemical Company owns 79%.
(21)	The Dow Chemical Company effective ownership of Dow International Service Center B.V.B.A. is 100% of which Dolpa S.a.r.l. owns 99.9993% and Dow InterBranch B.V. owns 0.0007%.
(22)	The Dow Chemical Company effective ownership of Dow Chemical Canada Inc. is 100% of which The Dow Chemical Company owns 88.84% and Union Carbide Corporation owns 11.16%.
(23)	The Dow Chemical Company effective ownership of PT Dow Chemical Indonesia is 100% of which The Dow Chemical Company owns 84.5991% and Dow Chemical Pacific (Singapore) Private Limited owns 15.4009%.
(24)	The Dow Chemical Company effective ownership of Dow AgroSciences Hungary KFT is 100% of which Dow AgroSciences Switzerland S.A. owns 99.97% and Dow AgroSciences Polska Sp z.o.o. owns 0.03%.
(25)	The Dow Chemical Company effective ownership of Ion Holdings LLC is 100% of which The Dow Chemical Company owns 60% and Rofan Services Inc. owns 40%.
(26)	The Dow Chemical Company effective ownership of Dow Quimica Mexicana S.A. de C.V. is 100% of which The Dow Chemical Company owns 84.58% and Union Carbide Corporation owns 15.42%.
(27)	The Dow Chemical Company effective ownership of Dow AgroSciences Argentina S.A. is 100% of which Dow AgroSciences B.V. owns 89.13% and Agrigenetics, Inc. owns 10.87%.
(28)	The Dow Chemical Company effective ownership of Hobbes Capital S.A., a fully consolidated entity, is 49%.
(29)
The Dow Chemical Company effective ownership of Dexco Polymers L.P. is 50% of which DW Dexco Investment LLC owns 49.5% and Dexco Polymers Operating Company LLC owns 1%. (The Dow Chemical Company owns 50% of Dexco Polymers Operating Company LLC).
(30)
The Dow Chemical Company effective ownership of Dow International Holdings General Partnership is 100% of which Dow International Holdings S.A. owns 99.92% and Dow Chemical International Ltd. owns 0.08%.
(31)	The Dow Chemical Company effective ownership of Dow Zwijndrecht N.V. is 100% of which Dow Europe Holding B.V. owns 99.65% and Dow InterBranch B.V. owns 0.35%.

(32)
The Dow Chemical Company effective ownership of Dow Quimica Argentina S.A. is 100% of which The Dow Chemical Company owns 87.89%, Union Carbide Corporation owns 11.99% and Union Carbide Pan America, Inc. owns 0.12%.
(33)
The Dow Chemical Company effective ownership of Dow Quimica Chilena S.A. is 100% of which The Dow Chemical Company owns 89.81%, Union Carbide Inter-America Inc. (Delaware) owns 10.16% and Union Carbide Pan America, Inc. owns 0.03%.
(34)
The Dow Chemical Company effective ownership of Dow International Holdings Company is 100% of which The Dow Chemical Company owns 81.72%, Essex Specialty Products LLC owns 10.87% and Union Carbide Corporation owns 7.41%.
(35)	The Dow Chemical Company effective ownership of Modeland International Holdings Inc. is 100% of which DowBrands Canada Inc. owns 59.1% and Union Carbide Corporation owns 40.9%.
(36)	The Dow Chemical Company effective ownership of Dow Hungary Kft. is 100% of which Dow Europe Holding B.V. owns 99.98% and Dow InterBranch B.V. owns 0.02%.
(37)	The Dow Chemical Company effective ownership of Productos Quimicos Peruanos S.A. is 100% of which The Dow Chemical Company owns 91.25% and Union Carbide Inter-America (Delaware) owns 8.75%.
(38)	The Dow Chemical Company effective ownership of Johann Haltermann Ltd. is 100% of which Proresin Inc. owns 99% and Haltermann Incorporated owns 1%.
(39)	The Dow Chemical Company effective ownership of P.T. Dow AgroSciences Indonesia is 100% of which Dow AgroSciences B.V. owns 99.9997% and PT Dow Chemical Indonesia owns 0.0003%.
(40)
The Dow Chemical Company effective ownership of Valuepark Terneuzen CV is 50% of which Terneuzen Partnership Services B.V. owns 10% and Valuepark Terneuzen Beheer BV owns 80%. (Dow Benelux B.V. owns 50% of Valuepark Terneuzen Beheer BV).
(41)
The Dow Chemical Company effective ownership of Dow Chemical International Private Limited is 100% of which Dow Chemical Pacific (Singapore) Private Limited owns 99.99% and Dow Chemical (Singapore) Private Limited owns 0.01%.
(42)	The Dow Chemical Company effective ownership of AVC Holdings Inc. is 100% of which The Dow Chemical Company owns 9% and Dow Global Technologies Inc. owns 91%.
(43)	The Dow Chemical Company effective ownership of Dow Investment Argentina S.A. is 100% of which The Dow Chemical Company owns 97.1% and Essex Specialty Products owns 2.9%.